                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. __)

Filed by the Registrant                     /x/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/x/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                             AUDIOVOX CORPORATION
   ------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/ No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                                    [LOGO]

                         ------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 7, 1998

                         ------------------------------

                                                             Hauppauge, New York
                                                                  March 27, 1998

To the Stockholders of
     AUDIOVOX CORPORATION:

     The Annual Meeting of Stockholders of Audiovox Corporation (the 'Company') will be held on May 7, 1998 at the Company's headquarters, 150 Marcus Boulevard, Hauppauge, New York, at 10 A.M., Local Time, for the following purposes:

          1. To elect a Board of eight Directors;

          2. To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

     The above matter is set forth in the Proxy Statement which accompanies this Notice and to which your attention is directed.

     Only stockholders of record on the books of the Company at the close of business on March 19, 1998 will be entitled to vote at the Annual Meeting of Stockholders or any adjournment thereof. Please complete, sign, date and return the enclosed Proxy Card at your earliest convenience.

     A copy of the Annual Report for the year ended November 30, 1997 is also enclosed.

                                                   AUDIOVOX CORPORATION

                                           By order of the Board of Directors,
                                                    CHRIS LIS JOHNSON,
                                                        Secretary

                              AUDIOVOX CORPORATION
                              150 MARCUS BOULEVARD
                           HAUPPAUGE, NEW YORK 11788

                         ------------------------------

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 7, 1998

                         ------------------------------

                     SOLICITATION AND REVOCATION OF PROXIES

     The Annual Meeting of Stockholders of Audiovox Corporation, (the 'Company'), will be held on May 7, 1998 at the Company's headquarters, 150 Marcus Boulevard, Hauppauge, New York at 10:00 A.M. Local Time for the purpose set forth in the accompanying Notice of Annual Meeting. THE ENCLOSED PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF AUDIOVOX CORPORATION FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS. Proxies given pursuant to this solicitation may be revoked at any time prior to the voting thereof (by written notice to the Secretary of the Company or attendance at the Annual Meeting of Stockholders and oral notice to the Secretary of such revocation); once voted, however, proxies may not be retroactively revoked. Duly executed proxies received prior to the meeting will be voted in accordance with the specifications therein. This Proxy Statement and form of proxy are being mailed to stockholders beginning approximately March 27, 1998.

                         OUTSTANDING VOTING SECURITIES

     The Company has two classes of capital stock outstanding: Class A Common Stock, par value $.01 per share and Class B Common Stock, par value $.01 per share. As of March 19, 1998, there were issued and outstanding 17,258,573 shares of Class A Common Stock and 2,260,954 shares of Class B Common Stock. Proxies are solicited to give all stockholders of record on the books of the Company at the close of business on March 19, 1998 an opportunity to vote on matters that come before the meeting. Each share of Class A Common Stock is entitled to one vote and each share of Class B Common Stock is entitled to ten votes. The holders of the Class A Common Stock are entitled to vote for the election of two of eight directors and for all other matters properly presented to the meeting. The holders of the Class B Common Stock are entitled to vote for the election of six of eight directors and for all other matters properly presented to the meeting.

                                  RECORD DATE

     Only stockholders of record at the close of business on March 19, 1998 will be entitled to vote at the Meeting.

                         SECURITIES BENEFICIALLY OWNED

     The following table sets forth, at the Record Date, the amount and percentage of the Company's outstanding Common Stock beneficially owned by each director and nominee for director, each executive officer named in the Summary Compensation Table, all directors and executive officers as a group and by all persons, to the knowledge of the Company, beneficially owning more than five percent (5%) of the Company's Common Stock. Unless otherwise indicated in the notes following the table, the individuals named below have sole voting and disposition powers over the shares beneficially owned by them.

                                                          TITLE OF CLASS
                                                            OF COMMON          SOLE VOTING OR           PERCENT OF
                 NAME AND ADDRESS(1)                          STOCK           INVESTMENT POWER      OUTSTANDING SHARES
------------------------------------------------------    --------------      ----------------      ------------------
John J. Shalam .......................................        Class A             5,231,490(2)             26.7%
  150 Marcus Blvd.                                            Class B             2,144,152                94.8%
  Hauppauge, New York
Philip Christopher ...................................        Class A               668,154(3)              3.4%
  150 Marcus Blvd.
  Hauppauge, New York
Patrick M. Lavelle ...................................        Class A                 5,160(3)               --(4)
  150 Marcus Blvd.
  Hauppauge, New York
Charles M. Stoehr ....................................        Class A                31,200(3)              1.6%
  150 Marcus Blvd.
  Hauppauge, New York
Richard Maddia .......................................        Class A                 1,000(3)               --(4)
  150 Marcus Blvd.
  Hauppauge, New York
Ann M. Boutcher ......................................        Class A                 2,000(3)               --(4)
  150 Marcus Blvd.
  Hauppauge, New York
Paul C. Kreuch, Jr. ..................................        Class A                 2,000                  --(4)
  1000 Lafayette Blvd.
  Bridgeport, CT
All directors and officers as a group (11 persons) ...        Class A             5,942,004                30.2%
                                                              Class B             2,144,152                94.8%


 NAME AND ADDRESS OF OTHER 5% HOLDERS OF COMMON STOCK
------------------------------------------------------
Kennedy Capital Management, Inc. (5) .................        Class A             1,642,300                 8.4%
  10829 Olive Blvd.
  St. Louis, Missouri 63141
Franklin Resources, Inc. (6) .........................        Class A             1,440,000                 7.3%
  777 Mariners Island Blvd.
  San Mateo, California 94404


                                              (Footnotes on next page)

(Footnotes from previous page)

------------------

(1) Cede & Co., nominee of Depository Trust Co., 55 Water Street, New York, New York 10041, was the owner of 13,066,450 shares of Class A and it is believed that none of such shares was beneficially owned.

(2) Includes as beneficially owned for Mr. Shalam those shares of Class A Common Stock into which Class B Common Stock beneficially owned by him may be converted upon the exercise of the conversion right of the Class B Common Stock.

(3) The number of shares stated as 'beneficially owned' includes shares that certain persons, as of the Record Date, have the right to acquire beneficial ownership of within 60 days upon the exercise of outstanding options. If such options are exercised, Mr. Christopher, Mr. Lavelle, Mr. Stoehr,
    Mr. Maddia and Ms. Boutcher would acquire 401,000, 5,000, 30,000 1,000 and 2,000 shares respectively.

(4) Amount owned is less than one percent of the outstanding shares.

(5) Information reported is derived from a Schedule 13G dated February 10, 1998, of Kennedy Capital Management, Inc. and filed with the Securities and Exchange Commission. As reported in the Schedule 13G, the person filing the statement has the sole power to vote or direct the vote of 1,276,000 shares, and has the sole power to dispose or to direct the disposition of 1,642,300 shares.

(6) Information reported is derived from a Schedule 13G dated January 16, 1998 of Franklin Resources, Inc. and filed with the Securities and Exchange Commission.

                             ELECTION OF DIRECTORS
                             (ITEM 1 ON PROXY CARD)

NOMINEES FOR ELECTION OF DIRECTORS

     Each of the nominees for director named below, other than Dennis McManus, has served as a member of the present Board of Directors since the last meeting of stockholders and each has served continuously since the year indicated. The directors will hold office until the next annual meeting of stockholders and until their successors are elected and qualified.

     If any nominee becomes unable or unwilling to accept nomination or election, the proxies will be voted for another person, designated by the Board of Directors. The management has no reason to believe that any of said nominees will be unable or unwilling to serve if elected to office.

     The following persons have been nominated and are proposed to be elected:

                                                                                                            DIRECTOR
     NAME AND PRINCIPAL OCCUPATION                                                                   AGE     SINCE
--------------------------------------------------------------------------------------------------   ---    --------
CLASS A DIRECTORS
Paul C. Kreuch, Jr.
  President and Chief Executive Officer, Lafayette American Bank..................................   60       1997
Dennis F. McManus
  Telecommunications Consultant...................................................................   47       1998

CLASS B DIRECTORS
John J. Shalam
  President and Chief Executive Officer...........................................................   64       1960
Philip Christopher
  Executive Vice President........................................................................   49       1973
Charles M. Stoehr
  Senior Vice President and Chief Financial Officer...............................................   51       1987
Patrick M. Lavelle
  Senior Vice President, Automotive Electronics Division..........................................   46       1993
Ann M. Boutcher
  Vice President, Marketing.......................................................................   47       1995
Richard Maddia
  Vice President, MIS.............................................................................   39       1996

     Paul C. Kreuch, Jr. was elected to the Board of Directors in February 1997. Mr. Kreuch has been the President and Chief Executive Officer of Lafayette American Bank since December 1, 1997. Prior thereto he was a Senior Vice President at Handy HRM Corp., an executive search firm, from June 1996 through November 1997. From 1993 through 1996, Mr. Kreuch was an Executive Vice President of NatWest Bank N.A. and prior thereto, was President of National Westminster Bank USA.

     Dennis F. McManus was elected to the Board of Directors in March 1998. Mr. McManus was been self-employed as a telecommunications consultant since January 1, 1998. Prior thereto he was employed by NYNEX Corp. for over 27 years, most recently as a Senior Vice President and Managing Director. Mr. McManus was in this position from 1991 through December 31, 1997.

     John J. Shalam has served as President, Chief Executive Officer and Director of the Company since 1987. Mr. Shalam also serves as president and a director of most of the Company's operating subsidiaries. From 1960 to 1987, Mr. Shalam was president and a director of the Company's predecessor, Audiovox Corp.

     Philip Christopher, Executive Vice President of the Company, has been with the Company since 1970 and has held his current position since 1983. Prior thereto he was Senior Vice President of the Company. Mr. Christopher is also President of the Company's cellular subsidiary, Audiovox Communications Corp. From 1973 through 1987 he was a director of the Company's predecessor, Audiovox Corp.

     Charles M. Stoehr has been Chief Financial Officer since 1979 and was elected Senior Vice President in 1990. Mr. Stoehr has been a director of the Company since 1987. From 1979 through 1990 he was a Vice President of the Company.

     Patrick M. Lavelle, was elected Senior Vice President of Automotive Electronics in 1996 and has been a Vice President of the Company since 1982. He has responsibility for marketing and selling the Auto Sound, Auto Security and Accessory product lines. Mr. Lavelle was elected to the Board of Directors in 1993.

     Ann M. Boutcher has been a Vice President of the Company since 1984. Ms. Boutcher's responsibilities include the development and implementation of the Company's advertising, sales promotion and public relations programs. Ms. Boutcher was elected to the Board of Directors in 1995.

     Richard Maddia has been a Vice President of the Company since 1992. Prior thereto, Mr. Maddia was Assistant Vice President, MIS. Mr. Maddia's responsibilities include development and maintenance of the Company's information systems. Mr. Maddia was elected to the Board of Directors in 1996.

     Gordon Tucker and Irving Halevy have elected not to stand for re-election to the Board of Directors at the annual meeting of Stockholders. Mr. Shalam and the Board have expressed their appreciation of Messrs. Tucker's and Halevy's fine years of service.

     MANAGEMENT RECOMMENDS VOTING 'FOR' THE ELECTION OF KREUCH, MCMANUS, SHALAM, CHRISTOPHER, STOEHR, LAVELLE, BOUTCHER AND MADDIA AS DIRECTORS. UNLESS OTHERWISE DIRECTED BY A SHAREHOLDER, PROXIES WILL BE VOTED 'FOR' THE ELECTION OF SUCH NOMINEES.

                    RECENT HISTORY AND CERTAIN TRANSACTIONS

     The Company leases certain of its office, warehouse and distribution facilities from certain executive officers of the Company or from entities in which such individuals own a controlling interest. The following table identifies leases to which any such executive officer or entity is a party and which, either alone or when combined with all other leases in which such executive officer has an interest, involve more than $60,000. The table identifies the property which is subject to such lease, the owner of such property, and the amount of rent paid by the Company during the fiscal year ended November 30, 1997.

     PROPERTY                                        EXPIRATION               OWNER OF           RENT PAID DURING
     LOCATION                                           DATE                  PROPERTY           FISCAL YEAR 1997
-----------------------------------------------   -----------------   ------------------------   ----------------
150 Marcus Blvd. ..............................   Month to month      John J. Shalam                 $396,000
Hauppauge, NY
16808 Marquardt Avenue ........................   January 31, 1999    Marquardt Associates(1)         119,011
Cerritos, CA
55 Plant Ave ..................................   Month to Month      John J. Shalam                   13,228
Hauppauge, NY

------------------
(1) Marquardt Associates is a California partnership consisting of four individuals including John J. Shalam, who owns 60% of the partnership, Philip Christopher, who owns 10%, James Wohlberg who owns 5%, and John J. Shalam's brother-in-law, who owns 25%.

     The Company believes that the terms of each of the foregoing leases are no less favorable to the Company than those which could have been obtained from unaffiliated third parties. To the extent that conflicts of interest arise between the Company and such persons in the future, such conflicts will be resolved by a committee of independent directors.

THE BOARD OF DIRECTORS AND COMMITTEES

  Board of Directors

     The Board of Directors has an Executive Committee, an Audit Committee and a Compensation Committee but does not have a standing nominating committee. The Board of Directors held six meetings and acted by Consent six times during the fiscal year ended November 30, 1997. All incumbent directors attended 75% or more of the aggregate number of Board and related committee meetings during the year.

  Executive Committee

     The Executive Committee which held no meetings during fiscal 1997, consisted of six members, namely, John J. Shalam, Philip Christopher, Charles M. Stoehr, Gordon Tucker, Irving Halevy and Paul C. Kreuch, Jr. The primary function of the Executive Committee is to act upon matters when the Board is not in session. The Committee has full power and authority of the Board in the management and conduct of the business and affairs of the Company.

  Audit Committee

     The Audit Committee, which held one meeting in fiscal 1997, consisted of three members, namely Mr. Gordon Tucker, Mr. Irving Halevy and Mr. Paul C. Kreuch, Jr. The Audit Committee reviews and approves the accounting principles and policies of the Company and the appropriate internal control procedures, supervises the Company's independent auditors and exercises all other powers normally associated with an audit committee of a publicly held company.

  Compensation Committee

     The Compensation Committee, which held four meetings in fiscal 1997, consisted of three members, namely, Messrs. Halevy, Tucker and Kreuch. The Compensation Committee recommends to the Board of Directors remuneration arrangements for senior management and the directors, approves and administers other compensation plans, including the profit sharing plan of the Company, in which officers, directors and employees participate.

                             EXECUTIVE COMPENSATION

CASH COMPENSATION

     The following table sets forth a summary for the 1997, 1996 and 1995 fiscal years of all compensation paid to the Chief Executive Officer and the four most highly compensated executive officers whose individual compensation exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                       LONG TERM COMPENSATION
                                                 ANNUAL                        AWARDS
                                              COMPENSATION        ---------------------------------
           NAME AND                       --------------------    RESTRICTED         SECURITIES           ALL OTHER
     PRINCIPAL POSITION(1)        YEAR     SALARY      BONUS      STOCK($)(2)    UNDERLYING OPTIONS    COMPENSATION(3)
-------------------------------   ----    --------    --------    -----------    ------------------    ---------------
John J. Shalam,
  President and CEO............   1997    $450,000     573,000        --               350,000             $ 8,272
                                  1996     450,000     180,000        --              --                     1,865
                                  1995     450,000      68,891(4)     --               175,000               3,593
Philip Christopher,
  Executive Vice
  President....................   1997     450,000     382,000        --               500,000               9,020
                                  1996     450,000     120,000        --              --                     2,216
                                  1995     450,000      67,552(5)  $  65,000            30,000               2,070
Charles M. Stoehr,
  Senior Vice President
  and CFO......................   1997     288,000     190,000        --               100,000               5,201
                                  1996     288,000      30,000        --              --                     2,393
                                  1995     302,610(6)    --           16,250             7,500               2,749
Patrick M. Lavelle,

  Senior Vice President........   1997     200,000     405,000        --               100,000               6,294
                                  1996     200,000     200,600        --              --                     2,234
                                  1995     200,000     153,201(7)     48,750            17,500               3,262

------------------
(1) Only three executive officers, in addition to the CEO, had total compensation in excess of $100,000 for the fiscal year ended November 30, 1997.

(2) The values reported are based on the closing market price of the Company's Class A Common Stock on the date of grant. The value of all Restricted Stock grants, based on the value of the company's shares at November 30, 1997, were as follows: Philip Christopher, $290,400, Charles M. Stoehr, $143,440, and Patrick M. Lavelle, $82,192. The shares of Restricted Stock may vest dependent upon the achievement of a

                                              (Footnotes continued on next page)

(Footnotes continued from previous page)

    rolling three year earnings per share goal and/or continued employment with the Company. Shares of Restricted Stock are entitled to receive dividends.

(3) For fiscal 1997, includes: for Mr. Shalam: $3,578 allocated to his profit sharing account, $692 401(k) Company matching contribution and $4,001 in executive life insurance premiums; for Mr. Christopher: $3,578 allocated to his profit sharing account, $1,200 401(k) Company matching contribution and $4,242 in executive life insurance premiums; for Mr. Lavelle: $3,578 allocated to his profit sharing account, $1,900 401(k) Company matching contribution and $816 in executive life insurance premiums; and for Mr.
    Stoehr: $3,578 allocated to his profit sharing account, $462 401(k) Company matching contribution and $1,162 in executive life insurance premiums.

(4) This amount represents $16,968 of bonus and $51,923 of salary earned in fiscal 1994 and paid in fiscal 1995.

(5) This amount represents bonus earned in fiscal 1994 and paid in fiscal 1995.

(6) This amount represents $11,539 of salary which was earned in fiscal 1994 and paid in fiscal 1995.

(7) This represents a $68,201 bonus earned in fiscal 1994 and paid in fiscal 1995 and a $45,000 bonus earned in fiscal 1995 and a $40,000 bonus earned in fiscal 1995 and paid in fiscal 1996.

                    OPTION GRANTS IN LAST FISCAL YEAR (1997)


                                                 INDIVIDUAL GRANTS
-------------------------------------------------------------------------------------------------------------------
                                                          NUMBER OF       % OF TOTAL
                                                          SECURITIES       OPTIONS
                                                          UNDERLYING      GRANTED TO      EXERCISE OR                 GRANT DATE
                                                           OPTIONS/      EMPLOYEES IN     BASE PRICE     EXPIRATION    PRESENT
                         NAME                            SARS GRANTED    FISCAL YEAR     ($ PER SHARE)      DATE       VALUE(1)
-------------------------------------------------------  ------------   --------------   -------------   ----------   ----------
Shalam, John J. (CEO)..................................     350,000          27.78%         $7.6875       07/21/07    $2,173,500

Christopher, Phillip (EVP).............................     326,000          25.87%         $7.6875       07/21/07    $2,024,460
                                                            174,000          13.81%         $5.5000       01/03/07    $  775,334
                                                         ------------        -----                                    ----------
                                                            500,000          39.68%                                   $2,799,794

Lavelle, Patrick (SVP).................................      13,000           1.03%         $7.6875       07/21/07    $   80,730
                                                             87,000           6.90%         $5.5000       01/03/07    $  387,672
                                                         ------------        -----                                    ----------
                                                            100,000           7.93%                                   $  468,402

Stoehr, Charles M. (SVP)...............................      13,000           1.03%         $7.6875       07/21/07    $   80,730
                                                             87,000           6.90%         $5.5000       01/03/07    $  387,672
                                                         ------------        -----                                    ----------
                                                            100,000           7.93%                                   $  468,402

------------------
(1) Based on 'Black-Scholes' pricing model which indicates present values at grant date as follows:

                                                          '$7.688 OPTIONS'      '$5.50 OPTIONS'
                                                         ------------------    -----------------
Volatility............................................       70%                   70%
Risk Free Interest Rate...............................      6.430%                6.660%
Dividend Yield........................................        0%                    0%
Days to Expiration....................................      3,650                 3,650
Present Value @ Grant Date............................      6.2$10                4.$456

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION VALUES(1)

                                                                             NUMBER OF
                                                                            SECURITIES             VALUE OF
                                                                            UNDERLYING            UNEXERCISED
                                                                            UNEXERCISED          IN-THE-MONEY
                                                                            OPTIONS AT            OPTIONS AT
                                                                         NOVEMBER 30, 1997     NOVEMBER 30, 1997
                                                                         -----------------    -------------------
                                                                           EXERCISABLE/          EXERCISABLE/
     NAME                                                                  UNEXERCISABLE         UNEXERCISABLE
----------------------------------------------------------------------   -----------------    -------------------
John J. Shalam........................................................          0/525,000             $0/$908,688
Philip Christopher....................................................     75,000/430,000     $145,313/$1,032,730
Charles M. Stoehr.....................................................     30,000/107,500             $0/$324,872
Patrick M. Lavelle....................................................      5,000/117,500             $0/$354,197

------------------
(1) No options were exercised by the named individuals in fiscal 1997.

                           COMPENSATION OF DIRECTORS

     For their service, members of the Board of Directors who are not salaried employees of the Company receive an annual retainer of $10,000.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee is currently comprised of two outside directors, Paul C. Kreuch, Jr. and Dennis McManus.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

RESPONSIBILITIES OF THE COMMITTEE

     The Compensation Committee of the Board of Directors which consists entirely of outside directors, reviews and approves compensation for the Company's executive officers and oversees and administers the Company's stock option and restricted stock plans. The Compensation Committee recommends compensation for the CEO subject to the Board of Directors' approval of such recommendations. The CEO submits recommended compensation levels for other executive officers of the Company to the Compensation Committee for its review and approval, which then submits it to the full Board of Directors for its consideration.

COMPENSATION PHILOSOPHY

     The Company's policy on executive compensation is to provide competitive compensation based on both corporate and individual performance which will attract, motivate and retain executives with superior abilities. Compensation for the Company's executive officers consists of salary, bonus and long-term incentive awards, typically in the form of stock options or restricted stock. Executive officers also participate in a profit sharing plan, a medical plan and other benefits available to employees generally.

     The Committee's philosophy is to provide compensation programs based on an individual's responsibilities, achievements and performance as well as the Company's overall performance. The Company does not have any employment agreements with its executive officers.

BASE SALARY AND BONUS

     Salaries for the executive officers are determined in accord with maintaining the Company's ability to attract and retain qualified and dedicated executive officers. Annually, the Committee reviews salary recommendations made by the Company's Chief Executive Officer, and evaluates individual responsibility levels and performance. Base salaries for the Company's executive officers are fixed at levels commensurate with the competitive amounts paid to senior executives with comparable qualifications at companies engaged in the same or similar businesses.

     Bonus compensation provides the Company with a means for rewarding superior performance during the fiscal year. Mr. Lavelle's bonus compensation for fiscal 1997 was closely tied to his individual success in achieving financial performance goals within his division. Messrs. Christopher and Stoehr's bonus compensation for fiscal 1997 was based upon their dedication to the improvement of the overall operating performance of the Company.

     The Company's performance is evaluated in terms of the attainment of corporate objectives, both short-term and long-term, which impact the growth and economic stability of the Company.

STOCK OPTION INCENTIVES

     During fiscal 1997, stock options were granted to key employees, including the Company's executive officers, subject to the provisions of the Company's stock option plans. The Compensation Committee reviews the recommendations of the Chief Executive Officer regarding each executive officer's contributions to the Company during the fiscal year and likely future contributions. Based on this review, the Committee determines if options should be granted, and if so, the number of options, the exercise price and the vesting dates. The number of shares underlying the options granted during fiscal 1997, their exercise price and vesting dates are reflected in the Option Grants in Last Fiscal Year
(1997) table on page 8. The options granted to Messrs. Christopher and Lavelle were granted because of the performance of their respective divisions as well as to reward long-term commitment to the Company. The options granted to Messrs. Shalam and Stoehr were granted in recognition of the sustained overall performance reflected in the Company's operating results as well as their long-term commitment to the Company.

CHIEF EXECUTIVE OFFICER COMPENSATION

     The Compensation Committee has fixed the base salary of the Chief Executive Officer based on competitive compensation data, the Committee's assessment of Mr. Shalam's past performance and its expectation as to his future contributions in guiding and directing the Company and its business. The bases for the Committee's determinations regarding Mr. Shalam's compensation in 1997 included an approximate 107% increase in the Company's earnings per share and the expansion of the Company's domestic and overseas markets. Mr. Shalam's bonus for fiscal 1997 was calculated on the Company's pre-income tax profit before certain non-operating events in accordance with the Company's CEO Bonus Plan which was approved by the shareholders in 1995.

                                               IRVING HALEVY
                                               GORDON TUCKER
                                               PAUL C. KREUCH

                               PERFORMANCE GRAPH

                                 [LINE GRAPH]

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                  OF COMPANY, INDUSTRY INDEX AND BROAD MARKET

                                                    FISCAL YEAR ENDING
                               -------------------------------------------------------------
                                1992       1993       1994       1995       1996       1997
                               -------    ------     ------     ------     ------     ------
AUDIOVOX CORP.                   100      302.17     123.91     113.04      91.30     153.26
INDUSTRY INDEX                   100      109.98     105.92     128.47     143.24     169.29
BROAD MARKET                     100      115.39     109.83     138.00     148.87     170.05

     The annual changes for the five year period are based on the assumption that $100 had been invested on December 1, 1992, and that all quarterly dividends were reinvested. The total cumulative dollar returns shown on the graph represent the value that such investments would have had on November 30, 1997.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

     The Board has again appointed the firm of KPMG Peat Marwick LLP as independent auditors for the fiscal year ending November 30, 1998. A representative of KPMG Peat Marwick LLP will be present at the Annual Meeting of Stockholders to respond to appropriate questions from stockholders and will have the opportunity to make a statement if he so desires.

                                 OTHER MATTERS

     Management does not know of any matters to be presented for action at the meeting other than as set forth in Item 1 of the Notice of Annual Meeting. However, if any other matters come before the meeting, it is intended that the holders of the proxies will vote thereon in their direction.

                   DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the next Annual Meeting of stockholders currently scheduled for May 6, 1999, must be received by the Secretary of the Company not later than November 28, 1998 for inclusion in the proxy statement. The proposals must comply with all applicable statutes and regulations.

                    REQUEST TO VOTE, SIGN AND RETURN PROXIES

     If you do not intend to be present at the Annual Meeting of Stockholders on May 7, 1998, please vote, date and sign the enclosed proxy, and return it in the accompanying envelope, at your earliest convenience.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR 1997 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE REQUIRED FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, WILL BE FURNISHED WITHOUT CHARGE, BY FIRST CLASS MAIL, UPON THE WRITTEN OR ORAL REQUEST OF ANY STOCKHOLDER, INCLUDING ANY BENEFICIAL OWNER, ENTITLED TO VOTE AT THE MEETING. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE ATTENTION OF CHRIS LIS JOHNSON, THE COMPANY'S SECRETARY, 150 MARCUS BOULEVARD, HAUPPAUGE, NEW YORK 11788, TELEPHONE: (516) 231-7750.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                                    CHRIS LIS JOHNSON
                                                        Secretary
                                                   Audiovox Corporation

Hauppauge, New York
March 27, 1998

PROXY                 AUDIOVOX CORPORATION (THE 'COMPANY')                 PROXY

            PROXY FOR CLASS A COMMON STOCK AND CLASS B COMMON STOCK

    The undersigned appoints each of PHILIP CHRISTOPHER and CHARLES M. STOEHR proxies with power of substitution to vote for the undersigned at the Annual Meeting of Stockholders at the Company's headquarters, 150 Marcus Boulevard, Hauppauge, New York, on May 7, 1998 at 10:00 A.M., and at any adjournment, granting power and authority to act on behalf of the undersigned at said meeting or any adjournment.

1. ELECTION OF DIRECTORS.  To elect Directors as set forth in the Proxy
   Statement.

Class A Stockholders:
                            Paul C. Kreuch, Jr.        Dennis McManus

Class B Stockholders:

                           John J. Shalam, Philip Christopher, Charles M. Stoehr Patrick M. Lavelle, Ann M. Boutcher, Richard Maddia

*(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, LINE OUT THAT NOMINEE'S NAME ABOVE.)

  FOR all nominees                       WITHHOLD AUTHORITY to vote for
  listed above. / /                      all nominees listed above. / /

2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
--------------------------------------------------------------------------------

PLEASE SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. IF NO INSTRUCTION IS INDICATED, THE UNDERSIGNED'S VOTE WILL BE CAST IN FAVOR OF THE PROPOSAL. A MAJORITY OF THE PROXIES PRESENT AND ACTING AT THE MEETING IN PERSON OR BY SUBSTITUTE (OR IF ONLY ONE SHALL BE SO PRESENT, THEN THAT ONE) SHALL HAVE AND MAY EXERCISE ALL OF THE POWER AND AUTHORITY OF SAID PROXIES HEREUNDER. THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN AND ACKNOWLEDGES RECEIPT OF NOTICE OF ANNUAL MEETING AND PROXY STATEMENT DATED MARCH 27, 1998 AND A COPY OF THE ANNUAL REPORT FOR THE YEAR ENDED NOVEMBER 30, 1997.

  SHARES DESIGNATED BELOW ARE CLASS A COMMON STOCK UNLESS OTHERWISE INDICATED.

                                                Dated:
                                                       ------------------, 1998

                                                --------------------------(L.S.)

                                                --------------------------(L.S.)
                                                  Signature of Shareholder(s)

                                                NOTE: When signing as
                                                Executor, Administrator,
                                                Trustee, Guardian, etc.
                                                please add full title.
                                                (Sign exactly as name
                                                appears on this proxy.)

                                                THIS PROXY IS SOLICITED BY
                                                THE BOARD OF DIRECTORS.